UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 11, 2019

PROFESSIONAL DIVERSITY NETWORK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 614-0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Professional Diversity Network, Inc. (the “Company”) entered into a Stock Purchase Agreement dated June 11, 2019, with one purchaser (the “Purchaser”). Pursuant to the Purchase Agreement the Purchaser agreed to purchase 500,000 shares (the “Shares”) of the Company’s restricted common stock for $2.20 per share for gross proceeds of $1,100,000 (the “Purchase Price”). The Purchase Price was received by the Company on June 14, 2019.

The issuance of the Shares is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the forms of the Purchase Agreement, which is filed herewith as Exhibit 99.1 is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

On June 14, 2019, the Company issued 209,205 shares upon conversion of an outstanding promissory note in the principal amount of $500,000 (the “Note”). As a result of the conversion, the Note has been satisfied and is no longer outstanding.

Item 8.01 Other Events.

As a result of the receipt of the Purchase Price and the satisfaction of the Note, the Company’s stockholders equity increased by $1,600,000 and is now $(265,000).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Form of the Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2019	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Adam He
Adam He
Chief Financial Officer